EXHIBIT 99.2

                                     GEOLOGISTICS CORPORATION
                     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER, 31 1998
                                            (UNAUDITED)
                                 (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                           GLAS            Pro Forma          Pro Forma
                                                    Historical (A)    Disposition (C)     Adjustments          Results
                                                    --------------    ---------------     -----------        -----------
Revenues                                             $ 1,526,753        $   (42,086)                         $ 1,484,667

Transportation and other direct costs                  1,154,533            (30,109)                           1,124,424
                                                    --------------    ---------------     -----------        -----------
Net revenues                                             372,220            (11,977)                -            360,243

Selling, general and administrative expenses             366,268             (5,716)                -            360,552
Depreciation and amortization                             18,126               (572)                              17,554
                                                    --------------    ---------------     -----------        -----------

Operating profit(loss)                                   (12,174)            (5,689)                -            (17,863)

Interest expense, net                                    (16,984)             1,354             2,364   (D)      (13,266)
Other income(expense)                                       (214)                                   -               (214)
                                                    --------------    ---------------     -----------        -----------

Loss before income taxes and minority interest           (29,372)            (4,335)            2,364            (31,343)

Income tax expense (benefit)                               7,729             (2,622)                    (E)        5,107
                                                    --------------    ---------------     -----------        -----------

Loss before minority interest                            (37,101)            (1,713)            2,364            (36,450)

Minority interest                                           (932)                 -                 -               (932)
                                                    --------------    ---------------     -----------        -----------

Net loss                                                 (38,033)            (1,713)            2,364            (37,382)
Preferred stock dividends                                    963                  -                                  963
                                                    --------------    ---------------     -----------        -----------
Loss applicable to common stock                      $   (38,996)       $    (1,713)      $     2,364        $   (38,345)
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------


Basic loss per common share:                         $    (18.39)       $     (0.81)      $      1.11        $    (18.08)
Diluted loss per common share                        $    (18.39)       $     (0.81)      $      1.11        $    (18.08)

Weighted average number of common and
  common equivalent shares outstanding                 2,120,365          2,120,365         2,120,365          2,120,365



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                                      GEOLOGISTICS CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                               FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                             (UNAUDITED)
                                  (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                           GLAS            Pro Forma          Pro Forma
                                                    Historical (A)    Disposition (C)     Adjustments          Results
                                                    --------------    ---------------     -----------        -----------
Revenues                                             $   761,099       $   (45,505)                          $   715,594

Transportation and other direct costs                    574,297           (31,933)                              542,364
                                                    --------------    ---------------     -----------        -----------
Net revenues                                             186,802           (13,572)                 -            173,230

Selling, general and administrative expenses             191,267            (6,572)                 -            184,695
Depreciation and amortization                              9,701              (621)                                9,080
                                                    --------------    ---------------     -----------        -----------

Operating profit(loss)                                   (14,166)           (6,379)                 -            (20,545)

Interest expense, net                                    (11,146)            1,241              2,815  (D)        (7,090)
Other income(expense)                                       (450)              161                  -               (289)
                                                    --------------    ---------------     -----------        -----------

Loss before income taxes and minority interest           (25,762)           (4,977)             2,815            (27,924)

Income tax expense (benefit)                               1,031                 -                     (E)         1,031
                                                    --------------    ---------------     -----------        -----------

Loss before minority interest                            (26,793)           (4,977)             2,815            (28,955)

Minority interest                                           (587)                -                  -               (587)
                                                    --------------    ---------------     -----------        -----------

Net loss                                                 (27,380)           (4,977)             2,815            (29,542)
Preferred stock dividends                            $    (1,050)                                                 (1,050)
                                                    --------------    ---------------     -----------        -----------
Loss applicable to common stock                      $   (28,430)      $    (4,977)       $     2,815        $   (30,592)
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------

Basic loss per common share:                         $    (13.39)      $     (2.34)       $      1.33        $    (14.41)
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------
Diluted loss per common share                        $    (13.39)      $     (2.34)       $      1.33        $    (14.41)
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------

Weighted average number of common and
  common equivalent shares outstanding                 2,123,179         2,123,179          2,123,179          2,123,179


                                            GEOLOGISTICS CORPORATION
                                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  JUNE 30, 1999
                                                   (UNAUDITED)
                                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                           GLAS            Pro Forma          Pro Forma
                                                    Historical (A)    Disposition (C)     Adjustments          Results
                                                    --------------    ---------------     -----------        -----------
Current assets:
  Cash and cash equivalents                          $  12,618                            $   7,496          $  20,114
  Accounts receivable                                  258,178           (13,242)            10,000            254,936
  Deferred income taxes                                  7,228                               (5,640)             1,588
  Prepaid expenses                                      22,319              (307)                               22,012
                                                    --------------    ---------------     -----------        -----------
     Total current assets                              300,343           (13,549)            11,856            298,650
                                                    --------------    ---------------     -----------        -----------

Property and equipment, at cost                        107,889            (1,038)                              106,851
Accumulated depreciation                               (20,157)              184                               (19,973)
                                                    --------------    ---------------     -----------        -----------
Net property and equipment                              87,732              (854)                 -             86,878

Notes receivable, less current portion                   1,715                 -                                 1,715
Deferred income taxes                                   19,134                              (17,920)             1,214
Goodwill, net                                           78,191                              (28,218)            49,973
Intangible assets, net                                  11,316                 -                                11,316
Other assets                                            19,630                 -                                19,630
                                                    --------------    ---------------     -----------        -----------
                                                     $ 518,061         $ (14,403)         $ (34,282)         $ 469,376
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------

Current liabilities
  Accounts payable                                   $ 129,807                                               $ 129,807
  Accrued expenses                                     121,529                                                 121,529
  Income taxes payable                                   6,561                                                   6,561
  Current portion of long term debt                     19,988                                                  19,988
                                                    --------------    ---------------     -----------        -----------
     Total current liabilities                         277,885                 -                  -            277,885
                                                    --------------    ---------------     -----------        -----------

Long-term debt, less current portion                   215,403                              (90,142)           125,261
Other noncurrent liabilities                            48,617                 -                                48,617
                                                    --------------    ---------------     -----------        -----------
     Total liabilities                                 541,905                 -            (90,142)           451,763
                                                    --------------    ---------------     -----------        -----------

Minority interest                                        3,024                 -                                 3,024

Stockholders'  (deficit) equity:
  Preferred stock                                       14,550                 -                                14,550
  Common stock                                               2                                                       2
  Additional paid-in-capital                            56,091                                                  56,091
  Accumulated deficit                                  (96,327)          (14,403)            55,860            (54,870)
  Notes receivable from stockholders                      (191)                -                                  (191)
  Cumulative translation adjustment                       (993)                -                                  (993)
                                                    --------------    ---------------     -----------        -----------
     Total stockholders' equity                        (26,868)          (14,403)            55,860              14,589
                                                    --------------    ---------------     -----------        -----------
                                                     $ 518,061         $ (14,403)         $ (34,282)          $ 469,376
                                                    --------------    ---------------     -----------        -----------
                                                    --------------    ---------------     -----------        -----------


                            GEOLOGISTICS CORPORATION
       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)


(A) Reflects historical condensed consolidated balance sheet of the Company as of June 30, 1999 and the historical condensed consolidated statements of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998.

(B) Reflects the assets of GLAS as of June 30, 1999 sold in accordance with the Asset Purchase Agreement dated as of August 6, 1999.

(C) Reflects the actual results of operations of GLAS for the six months ended June 30, 1999 and for the year ended December 31, 1998.

(D)Reflects the reduction of interest expense on outstanding debt as a result of debt repayments made in conjunction with the receipt of proceeds from the sale of GLAS.

(E) Additional income tax expense has not been recorded as a result of North American operating losses in excess of the reduction of interest expense as previously discussed.

(F) Reflect the use of proceeds from the sale of GLAS, the receivable related to the escrow account contemplated by the Purchase Agreement, the write-off of associated goodwill and the realization of deferred tax benefits related to net operating loss carryforwards utilized as a result of the gain on sale.